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                                                                ARTHUR ANDERSEN

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73570 for Hartford Life Insurance Company Separate Account Two on Form N-4.

Hartford, Connecticut                                   /s/ Arthur Andersen LLP
October 1, 2001